Property, plant and equipment	12 Months Ended
Dec. 31, 2017
Property, plant and equipment [abstract]
Disclosure of property, plant and equipment [text block]

10 Property, plant and equipment

(in USD million)	Machinery, equipment and transportation equipment, including vessels	Production plants and oil and gas assets	Refining and manufacturing plants	Buildings and land	Assets under development	Total

Cost at 31 December 2016	3,394	142,750	8,262	859	17,315	172,579
Additions and transfers	56	10,181	331	47	111	10,727
Disposals at cost	(7)	0	(288)	(50)	(30)	(374)
Effect of changes in foreign exchange	27	4,602	342	10	743	5,724

Cost at 31 December 2017	3,470	157,533	8,646	866	18,140	188,656

Accumulated depreciation and impairment losses at 31 December 2016	(2,767)	(100,971)	(5,772)	(446)	(3,068)	(113,023)
Depreciation	(122)	(9,051)	(485)	(29)	0	(9,688)
Impairment losses	0	(917)	(0)	0	0	(917)
Reversal of impairment losses	48	935	0	0	989	1,972
Transfers	0	(422)	(1)	(0)	370	(53)
Accumulated depreciation and impairment disposed assets	5	(24)	285	39	18	323
Effect of changes in foreign exchange	(17)	(3,331)	(227)	(4)	(55)	(3,634)

Accumulated depreciation and impairment losses at 31 December 2017	(2,853)	(113,781)	(6,200)	(439)	(1,746)	(125,019)

Carrying amount at 31 December 2017	617	43,753	2,446	427	16,394	63,637

Estimated useful lives (years)	3-20	UoP1)	15 - 20	20 - 332)

(in USD million)	Machinery, equipment and transportation equipment, including vessels	Production plants and oil and gas assets	Refining and manufacturing plants	Buildings and land	Assets under development	Total

Cost at 31 December 2015	3,466	133,269	7,459	928	20,284	165,406
Additions and transfers	62	11,960	776	70	(2,148)	10,720
Disposals at cost	(98)	(1,857)	(48)	(130)	(445)	(2,577)
Assets reclassified to held for sale (HFS)	(7)	(2,169)	0	(12)	(51)	(2,239)
Effect of changes in foreign exchange	(30)	1,546	75	2	(325)	1,268

Cost at 31 December 2016	3,394	142,750	8,262	859	17,315	172,579

Accumulated depreciation and impairment losses at 31 December 2015	(2,826)	(90,762)	(5,386)	(468)	(3,958)	(103,400)
Depreciation	(137)	(9,657)	(411)	(31)	0	(10,235)
Impairment losses	(0)	(1,672)	(240)	(12)	(969)	(2,893)
Reversal of impairment losses	0	1,186	371	0	35	1,592
Transfers	71	(2,013)	(79)	(0)	1,789	(232)
Accumulated depreciation and impairment disposed assets	91	1,231	44	57	14	1,437
Accumulated depreciation and impairment assets classified as HFS	6	1,757	0	8	22	1,794
Effect of changes in foreign exchange	28	(1,042)	(71)	1	(1)	(1,086)

Accumulated depreciation and impairment losses at 31 December 2016	(2,767)	(100,971)	(5,772)	(446)	(3,068)	(113,023)

Carrying amount at 31 December 2016	626	41,779	2,490	413	14,247	59,556

Estimated useful lives (years)	3-20	UoP 1)	15 - 20	20 - 33 2)

  Depreciation according to unit of production method (UoP), see note 2 Significant accounting policies.
  Land is not depreciated.

The carrying amount of assets transferred to Property, plant and equipment from Intangible assets in 2017 and 2016 amounted to USD 401 million and USD 692 million, respectively.

Impairments

(in USD million)	Property, plant and equipment	Intangible assets3)	Total

At 31 December 2017
Producing and development assets1)	(1,056)	(326)	(1,381)
Acquisition costs related to oil and gas prospects2)	-	245	245

Total net impairment loss/(reversal) recognised	(1,056)	(81)	(1,137)

At 31 December 2016
Producing and development assets1)	1,301	590	1,890
Acquisition costs related to oil and gas prospects2)	-	403	403

Total net impairment loss/(reversal) recognised	1,301	992	2,293

  Producing and development assets and goodwill are subject to impairment assessment under IAS 36. The total net impairment reversal recognised under IAS 36 in 2017 amount to USD 1,381 million, compared to 2016 when the net impairment loss amounted to USD 1,890 million, including impairment reversals and impairments of acquisition costs - oil and gas prospects (intangible assets).
  Acquisition costs related to exploration activities, subject to impairment assessment under the successful efforts method (IFRS 6).
  See note 11 Intangible assets.

For impairment purposes, the asset's carrying amount is compared to its recoverable amount. The recoverable amount is the higher of fair value less cost of disposal (FVLCOD) and estimated value in use (VIU).

The base discount rate for VIU calculations is 6.0% real after tax. The discount rate is derived from Statoil's weighted average cost of capital. A derived pre-tax discount rate would generally be in the range of 7-12%, depending on asset specific characteristics, such as specific tax treatments, cash flow profiles and economic life. For certain assets a pre-tax discount rate could be outside this range, mainly due to special tax elements (for example permanent differences) affecting the pre-tax equivalent. See note 2 Significant accounting policies for further information regarding impairment on property, plant and equipment.

		2017		2016
(in USD million)	Impairment method	Carrying amount after impairment 1)	Net impairment loss (reversal)	Carrying amount after impairment 1)	Net impairment loss (reversal)

At 31 December
Exploration & Production Norway	VIU	2,169	(826)	3,115	760
	FVLCOD	1,507	(80)	1,401	69
North America - unconventional	VIU	5,017	(1,266)	6,183	945
	FVLCOD	1,422	856	484 2)	412
North America Conventional offshore US Gulf of Mexico	VIU	1,200	(17)	4,459	141
	FVLCOD	0	0	0	0
North Africa	VIU	0	0	0	104
	FVLCOD	0	0	0	0
Sub-Saharan Africa	VIU	0	0	772	(137)
	FVLCOD	0	0	0	0
Europe and Asia	VIU	0	0	1,124	(330)
	FVLCOD	0	0	0	0
Marketing, Midstream and Processing	VIU	263	(48)	1,088	(74)
	FVLCOD	0	0	0	0

Total		11,578	(1,381)	18,625	1,890

1) Carrying amount relates to assets impaired/reversed.
2) Asset sold in 2017

During 2017 net impairment reversal USD 1,381 million was recognised on producing and development assets. For 2016 the net impairment loss recognised was USD 1,890 million primarily due to declining commodity prices.

Exploration & Production Norway

In Exploration & Production Norway net impairment reversal of USD 906 million was recognised in 2017, mainly related to conventional offshore assets in the development phase. The net impairment reversal was mainly triggered by increased reserves, cost reductions and increased short term price assumptions. In 2016 impairment loss of USD 829 million was recognised.

North America - unconventional

In the North America – unconventional area net impairment reversal of USD 410 million was recognised in 2017.

An impairment reversal of USD 1,266 of which USD 517 million is classified as exploration expenses, was triggered by changes in US tax legislation, including a change in the corporate tax from 35% to 21%. Operational improvements and increased recovery rate also influenced the impairment reversal.

An impairment loss of USD 856 million of which USD 191 million is classified as exploration expenses, was triggered by changes in the operational plan following lower than expected production and a significant reduction in expected reserves. To establish the recoverable amount assessed to be fair value less cost of disposal for the impaired asset, Statoil made use of an independent third – party valuation expert as part of the determination. Statoil considered both discounted cash flow calculation and comparable market multiples when determining the fair value less cost of disposal. The primary basis for arriving at the recoverable amount estimate was the use of discounted cash flow calculations which is a level 3 valuation as defined in IFRS 13. The key assumptions used in the discounted cash flow calculations were future commodity prices, the expected operational plan and ultimate recovery rate as well as the discount rates used. The price assumptions used were based on 3 years observable forward prices and maintaining flat real price assumptions thereafter. The discount rate used was 7-9% for proved properties and 12-14% for unproved properties in nominal terms after tax with an additional risking for certain elements. In addition to the change in operational plan, the recoverable amount reflects, among other factors, worsening market sentiment around the shale play associated with the impaired asset and somewhat reduced commodity price outlook.

In 2016 net impairment loss of USD 1,357 million was recognised in the North America – unconventional area.

North America Conventional offshore Gulf of Mexico

In 2017 the North America Conventional offshore Gulf of Mexico area recognised net impairment reversal of USD 17 million. In 2016 the net impairment loss was USD 141 million.

Marketing, Midstream and Processing

Marketing, Midstream & Processing recognised an impairment reversal of USD 48 million in 2017. In 2016 net reversal was USD 74 million.

In the North Africa, Sub – Saharan and Europe and Asia areas no impairments or reversals were recognised in 2017. In 2016 total net reversal in these areas were USD 363 million.

Value in Use (VIU) estimates and discounted cash flows used to determine the recoverable amount of assets tested for impairment are based on internal forecasts on costs, production profiles and commodity prices. Short term commodity prices (2018 / 2019 / 2020) are forecasted by using observable forward prices for 2018 and a linear projection towards the 2021 internal forecast.

The price assumptions used for impairment calculations were generally as follows (prices used in 2016 impairment calculations for the respective years are indicated in brackets):

Year Prices in real terms1)	2018		2020		2025		2030

Brent Blend – USD/bbl	60	(62)	67	(75)	77	(78)	80	(80)
NBP - USD/mmBtu	6.6	(6.0)	6.5	(6.0)	8.0	(8.0)	8.0	(8.0)
Henry Hub – USD/mmBtu	2.9	(3.6)	3.5	(4.0)	4.0	(4.0)	4.0	(4.0)
1) Basis year 2016

Sensitivities

Commodity prices have historically been volatile. Significant downward adjustments of Statoil’s commodity price assumptions would result in impairment losses on certain producing and development assets in Statoil’s portfolio. If a decline in commodity price forecasts over the lifetime of the assets were 20%, considered to represent a reasonably likely change, the impairment amount to be recognised could illustratively be in the region of USD 11 billion before tax effects. This illustrative impairment sensitivity assumes no changes to input factors other than prices; however, a price reduction of 20% is likely to result in changes in business plans as well as other factors used when estimating an asset’s recoverable amount. Changes in such input factors would likely significantly reduce the actual impairment amount compared to the illustrative sensitivity above. Changes that could be expected would include a reduction in the cost level in the oil and gas industry as well as offsetting currency effects, both of which have historically occurred following significant changes in commodity prices. The illustrative sensitivity is therefore not considered to represent a best estimate of an expected impairment impact, nor an estimated impact on revenues or operating income in such a scenario. A significant and prolonged reduction in oil and gas prices would also result in mitigating actions by Statoil and its license partners, as a reduction of oil and gas prices would impact drilling plans and production profiles for new and existing assets. Quantifying such impacts is considered impracticable, as it requires detailed technical, geological and economical evaluations based on hypothetical scenarios and not based on existing business or development plans.